UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 9, 2017

OPIANT PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-55330	46-4744124
(State or other jurisdiction of incorporation)	(Commission File Number	(IRS Employer Identification No.)

401 Wilshire Blvd., 12th Floor Santa Monica, CA	90401
(Address of Principal Executive Offices)	(Zip Code)

(424) 252-4756

Registrant’s telephone number, including area code

(Former name or former address if changed since last report,)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On August 10, 2017, Opiant Pharmaceuticals, Inc. (the “Company”) issued a press release announcing the receipt of an additional $3.75 million from SWK Funding LLC, an affiliate of SWK Holdings Corporation (“SWK”). Pursuant to the Company’s previously disclosed Purchase and Sale Agreement with SWK, dated as of December 13, 2016 (the “Purchase Agreement”), the Company sold, and SWK purchased, the Company’s right to receive, commencing on October 1, 2016, all Royalties arising from the sale by Adapt Pharma Operations Limited (“Adapt”), pursuant to that certain License Agreement between the Company and Adapt, dated as of December 15, 2014, as amended (the “License Agreement”), of NARCAN® (naloxone hydrochloride) Nasal Spray (“NARCAN”) or any other Product, up to (i) $20,625,000 and then the Residual Royalty thereafter or (ii) $26,250,000, if Adapt has received in excess of $25,000,000 of cumulative Net Sales for any two consecutive fiscal quarters during the period from October 1, 2016 through September 30, 2017 from the sale of NARCAN (the “Earn Out Milestone”), and then the Residual Royalty thereafter. Per the terms of the Purchase Agreement, the $3.75 million payment became payable upon the achievement of the Earn Out Milestone which was achieved during the quarters ended March 31, 2017 and June 30, 2017. Therefore, upon SWK’s recoupment of the Capped Royalty Amount, or $26,250,000, SWK shall only be entitled to receive the Residual Royalty, or a maximum of 10% of all Royalties (subject to certain reductions pursuant to the terms of the Purchase Agreement), thereafter, with the remaining at least 90% of all Royalties payable to the Company. The Company previously received the upfront net purchase price of $13.7 million from SWK on December 13, 2016.

All capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Purchase Agreement.

The full text of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Opiant Pharmaceuticals, Inc. Press Release, dated August 10, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Opiant Pharmaceuticals, Inc.

Date: August 10, 2017	By:	/s/ Dr. Roger Crystal
Name: Dr. Roger Crystal
Title: Chief Executive Officer